Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Steve Khan, Chief Executive Officer and Robert Hemmerling, Chief Financial Officer, of Investment Associates Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
the quarterly report on Form 10-QSB of Investment Associates Inc. for the period ended June 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Investment Associates Inc.

August 7, 2007
Date	By:	/s/ Steve Khan
Steve Khan, Chief Executive Officer

August 7, 2007
Date	By:	/s/ Robert Hemmerling
Robert Hemmerling, Chief Financial Officer